SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only

☐ Definitive Proxy Statement	(as permitted by Rule 14a-6(e)(2))

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

WVS Financial Corp.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: __________________________________________

(2)	Aggregate number of securities to which transaction applies: _________________________________________

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________________

(4)	Proposed maximum aggregate value of transaction: _______________________________________________

(5)	Total fee paid: ______________________________________________________________________________

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid: _____________________________________________________________________

(2)	Form, schedule or registration statement no.: ____________________________________________________

(3)	Filing party: _______________________________________________________________________________

(4)	Date filed: _________________________________________________________________________________

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held at 10:00 a.m., October 26, 2010.

As part of our efforts to cut unnecessary expenses and conserve the environment, WVS Financial Corp. has elected to provide Internet access to the proxy statement and annual report rather than mailing paper reports. This reduces postage and printing expenses and paper waste. The proxy statement and annual report are available at:

http://www.cfpproxy.com/3904

The annual stockholder meeting will be held at 10:00 a.m. on October 26, 2010, at St. Brendan’s Episcopal Church. The matters to be covered are noted below:

1.        Election of 1 Director;

2.        Appointment of S.R. Snodgrass, A.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011;

3.        In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors of WVS Financial Corp. recommends voting for the above proposals.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Shortly, you will receive a proxy card that will reflect the proposals to be voted on at the Annual Meeting. If you wish to vote by mail, simply cast your vote on the proxy card you will receive and sign and return it in the accompanying Business Reply Envelope. You may also vote in person at the Annual Meeting. Directions to St. Brendan’s Episcopal Church are included in the Proxy Statement. If you wish to vote in person at the Annual Meeting, we request that you check the box on the proxy card indicating that you plan to attend the Annual Meeting. We ask that you cast your vote promptly. Thank you for your continued support!

If you want to receive a paper copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy of these reports by October 15, 2010 to facilitate timely delivery.

To request a paper copy of these items, you will need your Shareholder Control Number that can be found in the lower right hand corner of this letter. Then, either:

➢ Call our toll-free number, (800) 951-2405; or

➢ Visit our website at http://www.cfpproxy.com/3904; or

➢ Send us an email at fulfillment@rtco.com.

and enter the Shareholder Control Number when prompted or, if you send us an email, enter it in the subject line.

‘Shareholder Control Number’

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held at 10:00 a.m., October 26, 2010.

As part of our efforts to cut unnecessary expenses and conserve the environment, WVS Financial Corp. has elected to provide Internet access to the proxy statement and annual report rather than mailing paper reports. This reduces postage and printing expenses and paper waste. The proxy statement and annual report are available at:

http://www.cfpproxy.com/3904

The annual stockholder meeting will be held at 10:00 a.m. on October 26, 2010, at St. Brendan’s Episcopal Church. The matters to be covered are noted below:

1.        Election of 1 Director;

2.        Appointment of S.R. Snodgrass, A.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011;

3.         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors of WVS Financial Corp. recommends voting for the above proposals.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

You may vote by mail or in person. If you wish to vote by mail, simply cast your vote on the enclosed proxy card sign and return it in the accompanying Business Reply Envelope. You may also vote in person at the Annual Meeting. Directions to St. Brendan’s Episcopal Church are included in the Proxy Statement. If you wish to vote in person at the Annual Meeting, we request that you check the box on the proxy card indicating that you plan to attend the Annual Meeting. We ask that you cast your vote promptly. Thank you for your continued support!

If you want to receive a paper copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy of these reports as instructed below on or before October 15, 2010 to facilitate timely delivery.

To request a paper copy of these items, you will need your Shareholder Control Number that can be found in the lower right hand corner of your proxy card. Then, either:

➢ Call our toll-free number, (800) 951-2405; or

➢ Visit our website at http://www.cfpproxy.com/3904; or

➢ Send us an email at fulfillment@rtco.com.

and enter the Shareholder Control Number when prompted or, if you send us an email, enter it in the subject line.